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                                                                   Exhibit 23.2




[LETTERHEAD]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the inclusion in the registration statement of Omnilynx Communications Corporation, Amendment No. 2 to Form S-1, of our report dated April 13, 1999, on our examination of the December 31, 1998 financial statements of AXCES, Inc. We also consent to the reference to our firm under the caption "Experts".

/s/ Pannell Kerr Forster of Texas, P.C.
PANNELL KERR FORSTER OF TEXAS, P.C.




Houston, Texas
September 7, 1999